                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 23, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

          0-24260                                      11-3131700
          --------                                     ----------
  (Commission File Number)                (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

                  On October 23, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it will release third quarter operating results on November 11, 2002 and host a conference call at 11:00 a.m. EST that same day.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                          Page
                  -------                                                        ----
                  99.1 (i) Press Release dated October 23, 2002 announcing
                           that the Company will release third quarter operating
                           results on November 11, 2002 and host a conference
                           call at 11:00 a.m. EST that same
                           day....................................................A-1

                           (i)      Filed herewith.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
   ----------------------------
Gregory H. Browne
Chief Financial Officer

DATE: October 24, 2002

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                               INDEX TO EXHIBITS


         EXHIBIT
         NUMBER                    DESCRIPTION
         -------                   -----------
         99.1(i)  Press Release dated October 23, 2002 announcing that the
                  Company will release third quarter operating results on
                  November 11, 2002 and host a conference call at 11:00 a.m. EST that same day

                  (i)  Filed herewith.